                                                               Exhibit 99.11

                               STOCKHOLDERS' AGREEMENT

    STOCKHOLDERS' AGREEMENT (this "Agreement") dated as of June 27, 1997, by and among Pumpkin Ltd., a Delaware corporation (the "Company"), Pumpkin Masters Holdings, Inc., a Delaware corporation ("Holdings"), and each of the individuals whose name appears on the signature pages hereto (individually, a "Management Stockholder"). Capitalized terms are used as defined in Article I hereto.

                                       RECITALS

         WHEREAS, Pumpkin Ltd. d/b/a Pumpkin Masters, Inc., a Colorado corporation ("Pumpkin"), the Company, Holdings and Security Capital Corporation, a Delaware corporation ("SCC"), have entered into an Asset Purchase Agreement dated as of June 27, 1997 (as the same may be amended, supplemented or modified from time to time, the "Asset Purchase Agreement"), pursuant to which the Company is acquiring the Seller's Business (as defined in the Asset Purchase Agreement);

         WHEREAS, in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, the Company will issue shares of its capital stock to Holdings, Options to a Management Stockholder and to NationsCredit Commercial Corporation, a Delaware corporation, all as set forth in Annex I hereto; and

         WHEREAS, each of the Stockholders and the Company desire to enter into this Agreement to regulate certain aspects of their relationship and to provide for, among other things, restrictions on the transfer or other disposition of securities of the Company.

         NOW, THEREFORE, the parties hereto hereby agree as follows:


                                      ARTICLE I
                                 CERTAIN DEFINITIONS

1.1 Defined Terms.
    --------------

    (a) The following defined terms, when used in this Agreement, have the respective meanings set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

         "Additional Stockholders" means any Person (other than any Management Stockholder or Holdings Stockholder) (i) to whom any of the Holdings Stockholders or the Stockholder Transfers Restricted Securities or
(ii) to whom the Company issues Restricted Securities after the date hereof other than pursuant to a public offering registered under the Securities Act, in each case who has executed a Joinder Agreement, so long as any such Person shall hold Restricted Securities.

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         "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with such Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning 20% or more of the voting securities of a second Person shall be deemed to control that second Person.

         "Agreement" means this Agreement and the exhibits hereto, as the same shall be amended, modified or restated from time to time in accordance with the terms hereof.

         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of Colorado or Connecticut are authorized or obligated by law to close.

         "Cause" means (i) the willful failure of a Management Stockholder to follow the directions of the Company which might result in or does result in an adverse material effect on the business, property or operations of the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness or disability), after written notice of such failure from the Board of Directors and a 10-day opportunity to cure, (ii) any act of fraud or dishonesty, misappropriation or embezzlement, wilful misconduct or gross negligence in connection with the performance of the a Management Stockholder's duties under an employment agreement between the Company and such Management Stockholder, (iii) a breach by the Management Stockholder of any material contractual or material legal duty to the Company (including, but not limited to, the unauthorized disclosure of Trade Secrets or other Confidential Information, non-compliance with the written policies, guidelines and procedures of the Company), after written notice thereof from the Board of Directors and a 30-day opportunity to cure in the event that such breach was not wilful, (iv) the conviction of the Management Stockholder of the commission of a crime or offense involving moral turpitude (including pleading guilty or no contest to such a crime or offense or a lesser charge which results from plea bargaining) which results in the imprisonment of the Management Stockholder, whether or not committed in connection with the business of the Company or (v) breach by the Management Stockholder of the provisions of this Agreement or any other agreement relating to the Management Stockholder's acquisition of an equity interest in the Company (including Options) to which the Management Stockholder may become a party on or after the date hereof.

         "EBITDA cause" means (i) the failure of the Company to achieve annual EBITDA (as defined in the Asset Purchase Agreement), without giving effect to the Seller Exclusions, of at least One Million Dollars ($1,000,000.00) in any one fiscal year or (ii) the failure of the Company to achieve average annual EBITDA (as defined in the Asset Purchase Agreement), without giving effect to the Seller Exclusions, of at least One Million Five Hundred Thousand Dollars ($1,500,000.00) in any two consecutive fiscal years.

         "Good Reason" means (i) the Company changes a Management
Stockholder's status,

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title or position or the nature or the scope of a Management Stockholder's authorities, duties or responsibilities as originally contemplated by this Agreement and such change represents a material reduction in such status, title, position, authority, duty or responsibility conferred hereunder, (ii) the Company changes its principal location of business or a Management Stockholder's place of employment, without a Management Stockholder's consent, from the Denver, Colorado area, (iii) a sale of stock or series of related sales or a merger, consolidation or similar corporate reorganization of the Company, and as a result of which Holdings, the sole stockholder of the Company, shall own, directly or indirectly, less than 51% of the outstanding voting securities of the Company, (iv) a sale of stock or series of related sales or a merger, consolidation or similar corporation reorganization of Holdings, and as a result of which SCC and its Affiliates shall own, directly or indirectly, less than 51% of the outstanding voting securities of Holdings or (v) a material breach by the Company of any material provision of an employment agreement between it and a Management Stockholder, after written notice of such breach by a Management Stockholder and a 10-day opportunity to cure.

         "Common Stock" means the Class A Common Stock, par value $.01 per share, and the Class B Common Stock, par value $.01 per share, of the Company, any securities into which such Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of such Common Stock, and all other securities for any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution, liquidation or winding-up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding-up.

         "Fair Market Value" means the total value of the consideration which would be received upon the sale of shares of Common Stock between a willing buyer and the holder of such shares as a willing seller with the former under no compulsion to buy and the latter under no compulsion to sell, all parties having reasonable knowledge of all relevant facts, calculated without discount for illiquidity or minority interest and without premium for control and, in the case of any sale occurring as a result of any Management Stockholder's death, without discount for the effects of his or her death, as determined in good faith by the Board of Directors of the Company or Holdings, as appropriate.

         "Holdings Stockholders" means Security Capital Corporation, a Delaware corporation ("SCC"), and its Affiliates and Subsidiaries, as long as such Person shall hold Restricted Securities.

         "Management Stockholders" means Gay Burke and any other member of management of the Company to whom the Company issues Restricted Securities or Options to purchase Restricted Securities, in each case, so long as such Person shall hold Restricted Securities.

         "Options" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or (ii) receive any

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benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including without limitation any rights to participate in the equity, income or election of directors or officers of such Person.

         "Permitted Transferee" means with respect to a natural person, the spouse or any lineal descendant (including by adoption and stepchildren) of such person, or any trust of which such person is the trustee and which is established solely for the benefit of any of the foregoing individuals and whose terms are not inconsistent with the terms of this Agreement, or any partnership, all of the general partner(s) and limited partner(s) (if any) of which are one or more Persons identified in this definition.

         "Person" means any natural person, corporation, partnership, proprietorship, other business organization, trust, union, association or Governmental Authority.

         "Prime" means the interest rate designated by Nations Bank as being its prime rate of interest from time to time.

         "Restricted Securities" means the Common Stock, and any securities issued with respect thereto as a result of any stock dividend, stock split, reclassification, recapitalization, reorganization, merger, consolidation or similar event or upon the conversion, exchange or exercise thereof.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Stockholders" means the Holdings Stockholders, the Management Stockholders and the Additional Stockholders.

         "Subsidiary" means, with respect to any Person, any other Person in which such Person, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interests in, or the voting control of, such other Person, whether or not existing on the date hereof.

         "Subordinated Promissory Note" means a subordinated promissory note of the Company which (i) shall be payable in equal annual installments, commencing one year after the issuance thereof and with a final maturity date on the seventh anniversary of the date hereof (provided, however, that if the Company's lenders permit, such final date thereof shall be such earlier date such Lenders shall specify, (ii) shall bear interest at a rate per annum equal to Prime, but in no event shall such annual rate exceed twelve percent (12%) per annum or be less than eight percent (8%) per annum and in each case, such interest shall be payable monthly in arrears so long as permitted by the Company's lenders; (iii) shall be subordinated to the Company's indebtedness for borrowed money; (iv) shall be prepayable at any time without premium or penalty; and (v) shall include restrictive covenants identical to those set forth in the promissory notes issued to the Credit

                                      4

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Agreement.

         "Trade Secrets or other Confidential Information" means, by way of example and without limitation, matters of a technical nature, such as scientific, trade and engineering secrets, "know-how", formulas, secret processes, drawings, patterns (whether or not published), works of authorship, machines, inventions, computer programs (including documentation of such programs), services, materials, unfiled trademark applications, copyright applications, patent applications, new product plans, other plans, technical information, technical improvements, manufacturing techniques, specifications, manufacturing and test data, progress reports and research projects, and matters of a business nature, such as business plans, prospects, financial information, proprietary information about costs, profits, markets, sales, lists of customers and suppliers of the Company and its direct or indirect subsidiaries, procurement and promotional information, credit and financial data concerning customers or suppliers of the Company and its direct or indirect subsidiaries, information relating to the management, operation and planning of the Company and its direct and indirect subsidiaries, and other information of a similar nature to the extent not available to the public, and plans for future development.

         "Transfer" means, directly or indirectly, any sale, transfer, assignment, grant of a participation in, gift, hypothecation, pledge or other disposition of any securities or any interests therein or, as the context may require, to sell, transfer, assign, grant a participation in, give as a gift, hypothecate, pledge or otherwise dispose of any securities or any interests therein.

    (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof", "herein", "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement.

    (c) All terms not otherwise expressly defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

                                      ARTICLE II
                                   RIGHTS OFFERING

2.1 Rights Offering.
    ----------------

    Each of the Holdings Stockholders and the Management Stockholders and their respective Permitted Transferees shall be entitled to purchase, at the issuance price therefore, its proportionate share (on a fully diluted basis) of any additional shares of capital stock of the Company (other than shares issued pursuant to Options issued to management employees of the Company and pursuant to an Option issued to NationsCredit Commercial Corporation, dated the date hereof) issued after the Closing ("New Stock Offer"). The Company shall provide each of the Holdings Stockholders

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and the Management Stockholders and their respective Permitted Transferees with a notice of the New Stock Offer (the "Notice") setting forth (i) each of the Holdings Stockholders' and the Management Stockholders' and that of each of their Permitted Transferees pro rata portion of such new issuance, (ii) the cash consideration to be paid for each share and (iii) all other material terms of such issuance. Each of the Holdings Stockholders and the Management Stockholders and their respective Permitted Transferees shall give a notice of acceptance to participate in such New Stock Offer to Holdings not later than 20 days after its receipt of the Notice (the last day of such 20-day period being referred to herein as the "Acceptance Date"). Within 120 days following the Acceptance Date, the Company (i) shall issue, upon its receipt of the requisite consideration therefor, capital stock to each of the Holdings Stockholders and the Management Stockholders and their respective Permitted Transferees who timely accepted such New Stock Offer upon the terms specified in such New Stock Offer and (ii) may issue capital stock to any other Person or Persons in an amount not to exceed the aggregate amount thereof offered pursuant to the New Stock Offer (less the aggregate amount of shares of capital stock issued to the Holdings Stockholders or the Management Stockholders or their respective Permitted Transferees pursuant to the foregoing clause (i)) and for a price which equals or exceeds the price per share specified in the New Stock Offer.

                                     ARTICLE III
                 PUT AND CALL UPON THE OCCURRENCE OF SPECIFIED EVENTS

3.1 Put.
    ----

    The Management Stockholders and their respective Permitted Transferees shall have the right to elect to sell all or a portion of the Restricted Securities owned by each to the Company by giving written notice (the "Put Notice") to the Company specifying the number of shares to be sold (the "Put Shares") upon the earlier of (i) the sixth anniversary of the Closing Date;
(ii) payment in full of the Acquisition Note; or (iii) at any time after the Company's annual EBITDA has averaged in excess of $2,500,000.00 during each of four consecutive fiscal years, commencing after December 31, 1996 and ending immediately preceding the date of the Put Notice.

3.2 Call.
    ----

    The Company shall have the right to elect to purchase all or a portion of the Restricted Securities owned by the Management Stockholders and their respective Permitted Transferees by giving written notice (the "Call Notice") to each of the Management Stockholders and their respective Permitted Transferees specifying the number of shares to be purchased (the "Call Shares") upon the earlier of the events described in Sections 3.1(i) and (ii).

3.3 Purchase.
    --------

    (a) The Company shall purchase, within sixty (60) days after receipt of the Put Notice or delivery of the Call Notice, as appropriate, the Put Shares or Call Shares, as appropriate, by paying to the appropriate Management Stockholders and their respective Permitted Transferees the Put/Call

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Fair Market Value of such Put Shares or Call Shares, as appropriate, by delivery of:

    (i) cash or by certified funds or wire transfer in an amount equal to the Put/Call Fair Market Value of the Put Shares or the Call Shares, as appropriate; or

    (ii) if the Company, SCC and the appropriate Management Stockholders and their respective Permitted Transferees agree, such number of shares of Class A Common Stock, par value $.01 per share, of SCC (the "Class A Common Stock") equal to the Fair Market Value of the Put Shares or the Call Shares, as appropriate, divided by the greater of $10.00 per share or ninety percent (90%) of the average bid price of Class A Common Stock traded on any of the Pacific Stock Exchange, any other national securities exchange or the Nasdaq Stock Market for the twenty (20) consecutive trading days prior to the Put Notice or Call Notice, as appropriate; or

    (iii) if the Company is prohibited by the terms of any Indebtedness from paying cash for all or part of the Put Shares or the Call Shares, as appropriate, the Company shall issue a Subordinated Promissory Note with an aggregate principal amount equal to the Fair Market Value of all or the part of the Put Shares or the Call Shares, as appropriate, for which it is prohibited from paying cash.

In each case against receipt of certificates evidencing the shares to be purchased and such other documentation as the Company shall reasonably request.

    (b) "Put/Call Fair Market Value" shall be determined by a formula as follows: (v) the product of (i) the average annual EBITDA of the Company for the period from January 1, 1997 to the end of the most recent fiscal year prior to the date of the Put Notice or Call Notice, as appropriate, and (ii) five (5) less (w) long-term Indebtedness (which shall include, without limitation, Purchaser Permitted Indebtedness) and (x) if the Earnout Amount has not yet been determined pursuant to Section 3.2.1 of the Asset Purchase Agreement or otherwise extinguished before the date of the determination thereof, the maximum amount which could be payable as the Earnout Amount, subject to reduction by the amount of the Earnout Amount prepaid pursuant to
Section 3.2.4 of the Asset Purchase Agreement and (y) if the Earnout Amount has been determined pursuant to Section 3.2.1 of the Asset Purchase Agreement, the Earnout Amount so determined, subject to reduction as provided in Sections 3.2.2 and 3.2.5 of the Asset Purchase Agreement and the average outstanding balance on the Seasonal Line of Credit, calculated as of end of each month, for the two fiscal years prior to the date of the Put Notice or Call Notice, as appropriate, plus (x) current cash and cash equivalents on hand, divided by (y) the total number of shares of Common Stock issued and outstanding determined on a fully-diluted basis and as of the date fifteen days prior to the

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date of the Put Notice or Call Notice, as appropriate.

    (c) Notwithstanding anything to the contrary herein, the exercise of rights to purchase or the requirement of the Company to purchase shares of Common Stock pursuant to this Section 3 shall be subject to limitations, if any, imposed upon the Company under applicable law or by any agreements with the Company's lenders then in effect, including, without limitation, restrictions on the ability of the Company to pay the cash portion of any put or call and on the ability to pay principal or interest under the Subordinated Promissory Note.

                                      ARTICLE IV
                CALL UPON TERMINATION OF EMPLOYMENT (OTHER THAN DEATH)

4.1 Call.
    -----

    (a) If a Management Stockholder ceases to be employed by the Company for any reason, other than the death of such Management Stockholder, then, at any time within the one-year period immediately following the date of the occurrence of any such cessation of employment, the Company may, at its sole option, purchase from such Management Stockholder and any Permitted Transferees of such Management Stockholder, all of the Common Stock owned by such Management Stockholder and Permitted Transferees of such Management Stockholder and any rights to shares of Common Stock issuable upon exercise of Options, if any, in which such Management Stockholder had a vested interest as of the date of the occurrence of such event (collectively, "Vested Options"), and such Management Stockholder and any Permitted Transferees of such Management Stockholder shall, upon the exercise of such call option, sell all of such Common Stock and any Vested Options to the Company (the "Management Call Option"). The Management Call Option shall be exercised by delivery of written notice to such Management Stockholder and any Permitted Transferees of such Management Stockholder within the one year period after the occurrence of such cessation of employment (a "Management Call Notice"), specifying a date not less than sixty (60) and not more than ninety (90) days after the date of such Management Call Notice on which date the Company will purchase the Common Stock and any Vested Options of such Management Stockholder and any Permitted Transferees of such Management Stockholder.

    (b) If, pursuant to Section 4.1(a), the Company elects to purchase Common Stock and any Vested Options of a Management Stockholder and his or her Permitted Transferees pursuant to a Management Call Option, then

    (i) in the case of a cessation of employment of such Management Stockholder occurring prior to the third anniversary of the date hereof for any reason, other than the death of such Management Stockholder, the purchase price per share of such Common Stock shall be equal to the original cost therefor paid by such

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Management Stockholder upon issuance thereof, and there shall be no consideration required to be paid for the cancellation of any Option;

    (ii) in the case of a cessation of employment of such Management Stockholder occurring on or after the third anniversary of the date hereof, by reason of the voluntary cessation by such Management Stockholder of his or her duties and responsibilities as an employee without Good Reason, the purchase price per share of such Common Stock shall be equal to the original cost therefor paid by such Management Stockholder upon issuance thereof, and there shall be no consideration required to be paid for the cancellation of any Option;

    (iii) in the case of a cessation of employment of such Management Stockholder occurring on or after the third anniversary of the date hereof by reason of a termination by the Company with Cause or for EBITDA cause, the purchase price per share of any Common Stock acquired by such Management Stockholder pursuant to an Option shall be equal to the original cost therefor paid by such Management Stockholder upon issuance thereof, and there shall be no consideration required to be paid for the cancellation of any Option; and

    (iv) in the case of a cessation of employment of such Management Stockholder occurring on or after the third anniversary of the date hereof by reason of a termination by the Company without Cause or the voluntary cessation by such Management Stockholder of his or her duties and responsibilities as an employee for Good Reason, the purchase price per share of such Common Stock shall be equal to the Fair Market Value thereof, and the purchase price for each Vested Option, if any, shall be equal to the Fair Market Value of each share of Common Stock issuable thereunder net of the applicable exercise price, in each case as determined as at the date of the Management Call Notice (the "Management Call Price").

    (c) At the closing of the purchase of such shares of Common Stock and any Vested Options owned by such Management Stockholder and any Permitted Transferees of such Management Stockholder pursuant to the exercise of a Management Call Option, the Company shall pay in cash or by certified or bank cashier's check, the maximum amount of the Management Call Price then permitted to be paid in cash by the Company's lenders, with the balance, if any, payable by delivery of a Subordinated Promissory Note.

    (d) Notwithstanding anything to the contrary herein, the exercise of rights to purchase or the requirement of the Company to purchase shares of Common Stock and any Options pursuant to this Section 4 shall be subject to limitations, if any, imposed upon the Company under applicable law or by any agreements with the Company's lenders then in effect, including, without limitation, restrictions on the ability of the Company to pay the

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cash portion of any put or call and on the ability to pay principal or interest under the Subordinated Promissory Note.

                                      ARTICLE V
                          PUT AND CALL IN THE EVENT OF DEATH

5.1 Put.
    ----

    (a) In the event of the death of a Management Stockholder, then at any time within the one-year period immediately following the date such death occurred, the estate of such Management Stockholder and any Permitted Transferees of any such Management Stockholder may, at their option, sell to the Company, and require the Company to purchase, all of the Common Stock and any Options owned by the estate of such Management Stockholder and any Permitted Transferees of such Management Stockholder, at a price per share equal to the Fair Market Value of such share of Common Stock and at a purchase price for each Option, if any, equal to the Fair Market Value of each share of Common Stock issuable thereunder net of the applicable exercise price, all as determined as of the date of such death.

    (b) The put option of the estate of such Management Stockholder and any Permitted Transferees of such Management Stockholder pursuant to Section 5.1(a) above shall be exercised by delivery of written notice to the Company, within such applicable one year period, specifying a date not less than sixty
(60) and no more than ninety (90) days after the date of such notice on which date the Company shall be required to close the required purchase of such Common Stock and any Options owned by the estate of such Management Stockholder and his or her Permitted Transferees.

5.2 Call.
    -----

    (a) In the event of the death of a Management Stockholder, then at any time within the one-year period immediately following the date such death occurred, the Company may, at its sole option, purchase all of the Common Stock and any Options owned by the estate of such Management Stockholder and any Permitted Transferees of such Management Stockholder, and the estate of such Management Stockholder and any Permitted Transferees of such Management Stockholder shall, upon the exercise of such call option, sell to the Company all of such Company Stock and any such Options, at a price per share equal to the Fair Market Value of such share of Common Stock and at a purchase price for each Option, if any, equal to the Fair Market Value of each share of Common Stock issuable thereunder net of the applicable exercise price, all as determined as at the date of such death.

    (b) The call option of the Company pursuant to Section 5.2(a) above shall be exercised by delivery of written notice to the estate of such Management Stockholder and

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any Permitted Transferees of such Management Stockholder, within such applicable one year period, specifying a date not less than sixty (60) and no more than ninety (90) days after the date of such notice on which date the estate of such Management Stockholder and any Permitted Transferees of such Management Stockholder shall be required to sell to the Company the Common Stock and any Options owned by the estate of such Management Stockholder and his or her Permitted Transferees.

5.3 Purchases.
    ----------

    (a) At the closing of the purchase of shares of Common Stock and any Options owned by the estate of a Management Stockholder and his or her Permitted Transferees pursuant to the exercise of a put or call option under
Section 5.1(a) or 5.2(a) hereof, the Company shall pay in cash or by certified or bank cashier's check, the maximum amount of such purchase price then permitted to be paid in cash by the Company's lenders, with the balance payable by delivery of a Subordinated Promissory Notes.

    (b) The closing of any purchase and sale of Common Stock and any Options pursuant to this Section 5 shall be held at the principal place of business of the Company on the date specified in the applicable put or call notice.
At the closing, the Company shall deliver the purchase consideration against delivery by the estate of such Management Stockholder and his or her Permitted Transferees of certificate(s) representing the purchased shares of Common Stock with stock power(s) duly endorsed for the transfer thereof and appropriate instruments terminating all rights existing under any purchased Options.

    (c) Notwithstanding anything to the contrary herein, the exercise of rights to purchase or the requirement of the Company to purchase shares of Common Stock and any Options pursuant to this Section 5 shall be subject to limitations, if any, imposed upon the Company under applicable law or by any agreements with the Company's lenders then in effect, including, without limitation, restrictions on the ability of the Company to pay the cash portion of any put or call and on the ability to pay principal or interest under the Subordinated Promissory Note.

                                      ARTICLE VI
                          RIGHTS AND OBLIGATION OF INCLUSION

6.1 Right and Obligation of Inclusion Upon Sale of Transfer or Company Shares.
    --------------------------------------------------------------------------

    (a)  In the event of the sale or transfer of shares of Restricted
Securities by a Holdings Stockholder (collectively, the "Transferor") to other than an Affiliate thereof, (i) the Management Stockholders and their respective Permitted Transferees shall be entitled to include in such transaction a portion of the shares of Restricted Securities owned by them as is equal to the product of (v) the total number of shares owned by each of them and (x) a

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fraction the numerator of which is the number of shares of Restricted
Securities outstanding on a fully diluted basis (after giving effect to the issuance of shares pursuant to all outstanding Options) and (ii) the Transferor shall be entitled to demand that the Management Stockholders and their respective Permitted Transferees include in such transaction a portion of the shares of Restricted Securities owned by them as is equal to the product of (y) the total number of shares owned by each of them and (z) a fraction the numerator of which is the number of shares of Restricted Securities proposed to be sold or transferred by the Transferor and the denominator of which is the total number of shares of Restricted Securities owned by the Transferor, in each case, upon the same terms and conditions as those offered to the Transferor. The Transferor shall give written notice of any proposal, including the number of shares to be sold or transferred by the Transferor and the maximum number of shares which shall or may, as the case may be, be included by the Management Stockholders and their respective Permitted Transferees (collectively, the "Transferred Shares"), for such a transaction (the "Proposal") to the Management Stockholders and their respective Permitted Transferees and the Management Stockholders and their respective Permitted Transferees shall have thirty (30) days within which to make an election (if other than upon demand by the Transferor) to participate in such a transaction upon the terms and conditions specified in this Section
6.1. If any Management Stockholder or its respective Permitted Transferees does not affirmatively elect to participate or declines the offer to participate within such thirty-day period, it shall be deemed to have declined to participate in such transaction.

    (b) The Transferor shall have one hundred twenty (120) days, commencing on (i) the date notice of the Proposal is given, if the Transferor demands that the Management Stockholders' shares of Restricted Securities or those of their respective Permitted Transferees' be included, or (ii) the expiration of the 30 day period during which the Management Stockholders and their respective Permitted Transferees may elect to include shares in such sale or transfer, if the Management Stockholders or their respective Permitted Transferees may elect to include such shares, in which to sell or otherwise dispose of, on behalf of itself and the Management Stockholders and their respective Permitted Transferees, as applicable, shares of Restricted Securities up to the number of Transferred Shares. If the Transferor has requested the Management Stockholders or their respective Permitted Transferees to include shares in such sale or transfer, such sale or transfer shall be conditioned on the Transferor selling or disposing of all of the Transferred Shares. If the Management Stockholders or their respective Permitted Transferees may elect to include shares in such sale or transfer, and Transferred Shares are not sold, the Transferor, at its option, may elect to sell on behalf of itself and the appropriate Management Stockholders and their respective Permitted Transferees, such number of shares as the purchaser will purchase, pro rata among the Transferor and the appropriate Management Stockholders and their respective Permitted Transferees, as nearly as practicable. The material terms of any sale, including, without limitation, price and form of consideration, shall be as set forth in the Proposal.

    (c) Promptly after the consummation of the sale or other disposition of any of the

Transferred Shares in accordance with this Section 6.1, the Transferor shall notify the appropriate Management Stockholders and their respective Permitted Transferees thereof, and the Transferor shall cause the purchaser of the Transferred Shares to pay to the Transferor and each of the appropriate Management Stockholders and their respective Permitted Transferees their respective portions of the sales price of the Transferred Shares sold or otherwise disposed of in accordance with this Section 6.1.

    (d) There shall be no liability on the part of the Transferor to any Management Stockholder or any of their Permitted Transferees in the event that the proposed sale pursuant to this Section 6.1 is not consummated for whatever reason. Whether a sale of Transferred Shares is effected pursuant to this Section 6.1 by the Transferor is in the sole and absolute discretion of the Transferor.

6.2 Right of Inclusion Upon Sale or Transfer of Holdings Shares.
    ------------------------------------------------------------

    (a) In the event of the sale or transfer of shares of common stock of Holdings by the Transferor to other than an Affiliate thereof, the Management Stockholders and their respective Permitted Transferees shall be entitled or, upon demand of the Transferor, shall exchange with Holdings a portion of the shares of Restricted Securities owned by each of them as is equal to the product of (x) the total number of shares owned by each of them and (y) a fraction the numerator of which is the number of shares of Holdings proposed to be sold or transferred by the Transferor and the denominator of which is the total number of shares of Holdings owned by the Transferor. The Transferor shall give written notice of any proposal, including the number of shares of Holdings to be sold or transferred by the Transferor and the maximum number of shares of Holdings into which such Management Stockholders and their respective Permitted Transferees shall or may, as the case may be, exchange their shares of Restricted Securities (collectively, the "Exchanged Shares"), for such a transaction (the "Exchange Proposal") to the Management Stockholders and their respective Permitted Transferees and the Management Stockholders and their respective Permitted Transferees shall have thirty
(30) days within which to make an election (if other than upon demand by the Transferor) to participate in such a transaction upon the terms and conditions specified in this Section 6.2. If any Management Stockholder or its respective Permitted Transferees does not affirmatively elect to participate or declines the offer to participate within such thirty-day period, it shall be deemed to have declined to participate in such transaction.

    (b) The Transferor shall have one hundred twenty (120) days, commencing on (i) the date notice of the Exchange Proposal is given, if the Transferor demands that the Management Stockholders' shares of Restricted Securities or those of their respective Permitted Transferees be exchanged, or (ii) the expiration of the 30 day period during which the Management Stockholders and their respective Permitted Transferees may elect to exchange shares in such sale or transfer, if the Management Stockholders or their respective Permitted Transferees may elect to exchange such shares, in which to sell or otherwise dispose of, on behalf of itself and the Management Stockholders and their respective Permitted Transferees, as applicable, shares of Holdings up to the number of Exchanged Shares. If the Transferor has requested the Management Stockholders or their respective Permitted Transferees to include exchange in such sale or transfer, such sale or transfer shall be conditioned on the Transferor selling or disposing of all of the Exchanged Shares. If the Management Stockholders or their respective Permitted Transferees may elect to exchange shares in such sale or transfer, and Exchanged Shares are not sold, the Transferor, at its option, may elect to sell on behalf of itself and the appropriate Management Stockholders and their respective Permitted Transferees, such number of shares as the purchaser will purchase, pro rata among the Transferor and the appropriate Management Stockholders and their respective Permitted Transferees, as nearly as practicable. The material terms of any sale, including, without limitation, price and form of consideration, shall be as set forth in the Exchange Proposal.

    (c) Simultaneously with the consummation of the sale or other disposition of any of the Exchanged Shares owned by the Transferor in accordance with this Section 6.2, shares of Restricted Securities owned by the Management Stockholders or their respective Permitted Transferees included in the Exchanged Shares shall be deemed to be exchanged for and converted into shares of Common Stock of Holdings at such exchange rate, based on the relative Fair Market Value of a Share of Common Stock of Holdings and the relative Fair Market Value of a Share of Common Stock of the Company, as determined, in each case, in good faith by the Board of Directors of Holdings. Promptly after the consummation of the sale or other disposition of any of the Exchanged Shares in accordance with this Section 6.2, the Transferor shall notify the appropriate Management Stockholders thereof, and the Transferor shall cause the purchaser of the Exchanged Shares to pay to the Transferor and each of the appropriate Management Stockholders and their respective Permitted Transferees their respective portions of the sales price of the Exchanged Shares sold or otherwise disposed of in accordance with this Section 6.2.

    (d) There shall be no liability on the part of the Transferor to any Management Stockholder or any of its Permitted Transferees in the event that the proposed sale pursuant to this Section 6.1 is not consummated for whatever reason. Whether a sale of Transferred Shares is effected pursuant to this Section 6.1 by the Transferor is in the sole and absolute discretion of the Transferor.

                                     ARTICLE VII
                               RESTRICTIONS ON TRANSFER

7.1 Restrictions Generally; Securities Act.
    ---------------------------------------

    (a) Each Stockholder will not, directly or indirectly, Transfer any Restricted Securities except in accordance with the terms of this Agreement. Shares of Restricted

Securities owned by the Management Stockholders may only be Transferred to a Permitted Transferee, who shall have executed a Joinder Agreement and thereby became a party to this Agreement. An attempt by any Stockholder to Transfer any Restricted Securities not in accordance with the terms of this Agreement shall be null and void and neither the issuer of such securities nor any transfer agent of such securities shall give any effect to such attempted Transfer in its stock records. Notwithstanding any other provision of this Agreement, except as expressly permitted or required by Section 5 hereof, no Management Stockholder shall Transfer any Options nor any interest therein to any Person without the prior written consent of the Board of Directors of the Company.

    (b) Each Stockholder agrees that, in addition to the other requirements imposed herein relating to Transfer, it will not Transfer any Restricted Securities except pursuant to an effective registration statement under the Securities Act, or upon receipt by the Company of an opinion of counsel to the Stockholder reasonably satisfactory to the Company or, if agreed by the Board of Directors of the Company, counsel to the Company, to the effect that registration is not required because of the availability of an exempting from registration under the Securities Act.

7.2 Legend.
    -------

    (a) Each certificate representing Restricted Securities held by any Stockholder shall be endorsed with the following legends and such other legends as may be required by applicable state securities laws:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A STOCKHOLDERS' AGREEMENT, DATED JUNE 27, 1997, AS SUCH AGREEMENT MAY BE AMENDED, MODIFIED OR RESTATED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER HEREOF)."

  "THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED WITHOUT THE CONSENT OF THE COMPANY, AND UNLESS IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS.

    (c) Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon the completion of a Transfer pursuant to a registered public offering under the Securities Act and made in accordance with the Securities Act) shall also bear such legends, unless in the opinion of counsel for the Company, the Restricted Securities represented thereby are no longer subject to the provisions of this Agreement or the restrictions imposed under the Securities Act or state securities laws, in this case the applicable legend (or legends) may be removed.

                                    ARTICLE VIII
                            REPRESENTATIONS AND WARRANTIES

8.1 Representations and Warranties of the Management Stockholders.
    --------------------------------------------------------------

Each Management Stockholder represents and warrants that:

    (a) each is able to perform its duties and responsibilities contemplated by this Agreement; and

    (b) there are no restrictions, covenants, agreements or limitations of any kind on its right or ability to enter into and fully perform the terms of this Agreement.

8.2 Representations and Warranties of Holdings.
    ------------------------------------------

         Holdings represents and warrants that:

    (a) Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Holdings has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Holdings of this Agreement, the performance by Holdings of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by Holdings. This Agreement has been duly and validly executed and delivered by Holdings and constitutes a legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms.

    (b) The execution, delivery and performance of this Agreement by Holdings, and the consummation by Holdings of the transactions contemplated hereby and thereby, will not conflict with, or constitute a default under, any agreement, indenture or instrument to which Holdings is a party, or result in a violation of Holdings' constituent documents or any order, judgment or decree of any court or governmental authority having jurisdiction over Holdings or any of its properties, and no consent, authorization or order of, or filing or registration with, any court or governmental authority is required by Holdings for the execution, delivery and performance of this Agreement.

                                      ARTICLE IX
                                    MISCELLANEOUS

9.1 Notices.
    --------

    All notices, requests, demands, consents, and other communications which are required or may be given under this Agreement shall be in writing and shall be given either (a) by personal delivery against a receipted copy, (b) by certified or registered United States mail, return receipt requested, postage prepaid, (c) by facsimile transmission or (d) mailed by overnight courier prepaid to the following addresses:

    (i)  If to the Company, to:

         Pumpkin Ltd.
         427 East Bayaud Avenue
         Denver, Colorado 80206
         Attn: President
         Facsimile No.: (303) 871-9477

         with a copy to:

         Capital Partners, Inc.
         One Pickwick Plaza
         Suite 310
         Greenwich, CT  06830
         Attention:  Calvin Neider

         with a copy to:

         Morgan Lewis & Bockius LLP
         101 Park Avenue
         New York, NY  10178
         Attention:  Christopher T. Jensen, Esq.

    (ii) If to Holdings, to:

         Capital Partners, Inc.
         One Pickwick Plaza, Suite 310
         Greenwich, Connecticut 06830
         Attn.: President
         Facsimile No.: (203) 625-0423

         with a copy to:

              Christopher T. Jensen, Esq.
              Morgan, Lewis & Bockius LLP
              101 Park Avenue
              New York, New York 10178
              Facsimile No.: (212) 309-6273

    (iii) If to a Management Stockholder, to such address as is listed under his or her name on the signature page hereto:

or to such other address of which written notice in accordance with this
Section 9.1 shall have been provided by such party. All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (b) if delivered by certified mail in the manner described above to the address as provided in this Section, be deemed given upon receipt, (c) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt and (d) if delivered by overnight courier to the address provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier, or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section).

9.2 Entire Agreement.
    -----------------

    This Agreement constitutes the full, entire and integrated agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, correspondence, understandings and agreements among the parties hereto respecting the subject matter hereof.

9.3 Assignability.
    --------------

    This Agreement shall not be assignable (by operation of Law or otherwise) by any party hereto without the prior written consent of the other parties hereto.

9.4 Binding Effect; Benefit.
    ------------------------

    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal and legal representatives, guardians, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations, or liabilities.

9.5 Severability.
    -------------

    Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating or rendering unenforceable the remaining provisions of this Agreement, and in lieu of such prohibited or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such prohibited or unenforceable provision as may be possible.

9.6 Amendment; Waiver.
    ------------------

    No provision of this Agreement may be amended, waived or otherwise modified without the prior written consent of all of the parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement herein contained. The waiver by any party hereto of a breach of any provision or condition contained in this Agreement shall not operate or be construed as a waiver of any subsequent breach or of any other conditions hereof.

9.7 Section Headings.
    -----------------

    The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

9.8 Counterparts.
    -------------

    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

9.9 Applicable Law: Jurisdiction and Venue.
    ---------------------------------------

    This Agreement shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of Colorado, except to the extent that the General Corporation Law of the State of Delaware applies as a result of the Company being incorporated in the State of Delaware, in which case such General Corporation Law shall apply.

9.10 Remedies.
     ---------

    The parties hereto acknowledge that in the event of a breach of this Agreement, any claim for monetary damages hereunder may not constitute an adequate remedy, and that it may therefore be necessary for the protection of the parties and to carry out the terms of this Agreement to apply for the specific performance of the provisions hereof. It is accordingly hereby agreed by all parties that no objection to the form of the action or the relief prayed for in any proceeding for specific performance of this Agreement shall be raised by any party, in order that such relief may be expeditiously obtained by an aggrieved party. All parties may proceed to protect and enforce their rights hereunder by a suit in equity, transaction at law or other appropriate proceeding, whether for specific performance or for an injunction against a violation of the terms hereof or in aid of the exercise of any right, power or remedy granted hereunder or by law, equity or statute or otherwise. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies, and no right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

9.11 Further Assurances.
     -------------------

    The Company and each Stockholder, agree to execute and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as a party may reasonably request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

                        [signature page to follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal, with the intention of making it a sealed instrument, on the date first above written.

                             PUMPKIN LTD.



                             By: /s/ Calvin Neider
                                -----------------------
                                 Name:   Calvin Neider
                                 Title:  Vice President


                             PUMPKIN MASTERS HOLDINGS, INC.



                             By: /s/ Calvin Neider
                                ------------------------
                                 Name:   Calvin Neider
                                 Title:  Vice President



                             MANAGEMENT STOCKHOLDERS



                              /s/ Gay Burke
                              ---------------------------
                             Gay Burke
                             P.O. Box 61456
                             Denver, CO  80206


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